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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                                          Reported): January 30, 2001


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of January 30, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-42510             41-1955181
----------------------------        -------------         ---------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

4.1 Servicing Agreement dated as of January 30, 2001 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

4.2 Trust Agreement dated as of January 30, 2001 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of January 30, 2001 between the GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

10.1 Home Loan  Purchase  Agreement  dated as of  January  30,  2001  among GMAC
     Mortgage Corporation, as seller, Walnut Grove Home Equity Loan Trust 2000-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/ Patricia C. Taylor
                                                      Patricia C. Taylor
                                                       Vice President


Dated:  January 30,  2001

                                  Exhibit Index


Exhibit Number               Description


4.1 Servicing Agreement dated as of January 30, 2001 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

4.2 Trust Agreement dated as of January 30, 2001 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of January 30, 2001 between the GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

10.1 Home Loan  Purchase  Agreement  dated as of  January  30,  2001  among GMAC
     Mortgage Corporation, as seller, Walnut Grove Home Equity Loan Trust 2000-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2001-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1.